SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM-8-K
Current Report Pursuant to Sections 13 or 15(d) of
The Securities Act of 1934

Date of report (Date of earliest event reported) February 8, 19998

U. S. GOLD CORPORATION
(Exact name of registrant as specified in its charter)

Colorado
(State or other jurisdiction of incorporation)

0-9137
(Commission File Number)

840796160
(I.R.S. Employer Identification No.)

55 Madison, Suite 700, Denver, Colorado 80206
(Address of principal executive offices)(Zip Code)

Registrants telephone number, including area code (303) 322-8002

Item 4.  Change in Registrant's Certifying Accountants

On February 8, 1999, Stark Tinter & Associates, LLC replaced BDO
Seidman , LLP, as U.S. Gold Corporation's principal accountants.
The registrant has not consulted with Stark Tinter & Associates, LLC on any accounting or auditing matters during the past two years. BDO Seidman, LLP's report on the financial statements for the two years ended December 31, 1997 and 1996, contained an unqualified opinion. Also, there were no disagreements on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure with BDO Seidman, LLP. The registrant has requested that BDO Seidman, LLP furnish it with a letter addressed to the SEC stating whether it agrees with the above statements.

A copy of BDO Seidman, LLP's letter to the SEC, dated February 12, 1999, is attached as file Exhibit 1.

The above action was approved by the Audit Committee of the Board of Directors of the registrant.

Item 7.   Fiancial Statements and Exhibits
A.  Not Required.
B.  Not Required.
C.  Exhibits

Exhibit 1. Letter dated February 12, 1999, from former certifying accountants, BDO Seidman, LLP.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. Gold Corporation

/s/ William F. Pass
William F. Pass, Vice President, Chief Financial Officer and
Secretary
Date:     February 12, 1999